UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 7, 2017

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Delphi Automotive PLC

(Exact name of registrant as specified in its charter)

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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Courteney Road Hoath Way Gillingham, Kent ME8 0RU United Kingdom
(Address of Principal Executive Offices)(Zip Code)

(Registrant’s Telephone Number, Including Area Code) 011-44-163-423-4422

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Extraordinary General Meeting of Shareholders was held on November 7, 2017. The Company’s shareholders voted upon and approved the special resolution that the name of the Company be changed to Aptiv PLC effective upon completion of the spin-off of the Company’s Powertrain Systems segment and at such time, all references in the memorandum and articles of association of the Company to the existing name of the Company be changed to Aptiv PLC. The final voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
235,076,851	73,804	87,150	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 7, 2017	DELPHI AUTOMOTIVE PLC

		By:	/s/ David M. Sherbin
David M. Sherbin Senior Vice President, General Counsel, Secretary and Chief Compliance Officer